MUTUAL FUND SERIES TRUST

Catalyst Exceed Defined Risk Fund

(formerly, the Catalyst/Lyons Hedged Premium Return Fund)

Class A: CLPAX Class C: CLPCX Class I: CLPFX

July 5, 2017

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and Prospectus for the Fund, each dated March 15, 2017.

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Effective July 1, 2017, Exceed Advisory LLC serves as the sub-advisor of the Fund. In addition, effective immediately, Michael Schoonover is no longer a portfolio manager of the Fund. Accordingly, all references to Michael Schoonover are hereby deleted from the Summary Prospectus and Prospectus. Joseph Halpern continues to serve as the portfolio manager of the Fund.

The following information is added to the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary”:

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

The following information replaces the information contained under the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary – Portfolio Managers”:

Portfolio Managers: Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served as the Fund’s Portfolio Manager since December 2016.

The following information is added to the section of the Fund’s Prospectus entitled “Management of the Fund":

Sub-Advisor

The Fund’s investment sub-advisor is Exceed Advisory LLC (the “Sub-Advisor”), 79 Madison Avenue, New York, New York 10016. The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The

Sub-Advisor was founded in July 2014 and is a registered investment advisor providing investment management services to registered investment companies.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Funds. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net management fees that the Advisor receives from the Fund.

The following information replaces the second paragraph under the section of the Fund’s Prospectus entitled “Management of the Fund – Portfolio Managers":

Joseph Halpern – Chief Executive Officer and Portfolio Manager of the Sub-Advisor

Mr. Halpern is the Chief Executive Officer and Portfolio Manager of the Sub-Advisor and has served as a portfolio manager of the Fund since December 2016. He is also a founding partner Exceed Investments, LLC since 2013. From December 2016 to June 2017, he was a Portfolio Manager of Catalyst. From 2010 to founding Exceed Investments, LLC in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. From 2007 to 2010, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets, a global financial institution. Prior to joining ING, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing independent research to institutional clients. From 1996 to 2002, Mr. Halpern was at Letco Specialists, since acquired by TD Securities, where he began his career as a derivatives trader and became the youngest partner. Mr. Halpern has a BS from New York University, Stern School of Business.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 15, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst Exceed Defined Risk Fund

(formerly, the Catalyst/Lyons Hedged Premium Return Fund)

Class A: CLPAX Class C: CLPCX Class I: CLPFX

July 5, 2017

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund, dated March 15, 2017.

______________________________________________________________________________

Effective July 1, 2017, Exceed Advisory LLC serves as the sub-advisor of the Fund. In addition, effective immediately, Michael Schoonover is no longer a portfolio manager of the Fund. Accordingly, all references to Michael Schoonover are hereby deleted from the SAI. Joseph Halpern continues to act as portfolio managers of the Fund.

The following information is added under the section of the Fund’s SAI entitled “MUTUAL FUND SERIES TRUST”

Exceed Advisory LLC (Exceed” or the Sub-Advisor”) serves as the investment sub-advisor to the Fund.”

The following information is added under the section of the Fund’s SAI entitled “ADVISOR”:

Sub-Investment Advisor – Exceed Defined Risk Fund

Exceed Advisory LLC (“Exceed” or the “Sub-Advisor”), a registered investment advisory firm founded in July 2014 and wholly owned by Exceed Investments, LLC, has been retained to act as the Sub-Advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Exceed is controlled by Mr. Joseph Halpern, the portfolio manager of the Fund. Exceed also provides investment advisory services to another mutual fund. The Advisor and the Trustees have chosen to engage Exceed’s services as Sub-Advisor to the Fund in part because of Exceed’s prior expertise with respect to the EXHEDG Index.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Exceed 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

The following replaces the first paragraph under the section of the Fund’s SAI currently entitled “ADVISOR - Portfolio Managers – Exceed Defined Risk Fund”:

Portfolio Manager – Exceed Defined Risk Fund

Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since December 2016. Mr. Halpern’s compensation received from the Sub-Advisor is based on a fixed rate salary plus equity distributions.

The following information under the section of the Fund’s SAI currently entitled “Advisor – Potential Conflicts of Interest - Advisor” is hereby replaced with the following:

“Potential Conflicts of Interest – Advisor and Sub-Advisor

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXHEDG Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. However, IDC, as the calculation agent, actually selects the securities to be included in the EXHEDG Index without further involvement from the index provider or its parent company. IDC also independently prices the EXHEDG Index on a continuous basis during equity market hours. The Fund has adopted procedures pursuant to Rule 17j-1 of the Investment Company Act of 1940, and the Fund’s adviser has adopted procedures to address any potential conflicts in accordance with Rule 204(A)(1) of the Investment Advisers Act of 1940. These procedures address the types of conflicts that may arise in connection with a self-indexing fund.

With respect to securities transactions for the Fund, the advisor or sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the Portfolio Managers generally do not trade securities in their own personal account, the Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The advisor, sub-advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises”.

The section of the Fund’s SAI currently entitled “CODE OF ETHICS” is hereby replaced in its entirety with the following:

“The Advisor, Sub-Advisor and Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.”

The fourth paragraph under the section of the Fund’s SAI currently entitled “DISTRIBUTOR – 12b-1 Plans” is hereby replaced with the following:

“Dealers who are holders or dealers of record for accounts in one or more of the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.”

The first paragraph under the section of the Fund’s SAI currently entitled “PROXY VOTING POLICY” is hereby replaced with the following:

‘The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Advisor and Sub-Advisor may further delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B.”

The information contained in “Appendix B” is hereby replaced in its entirely with the following:

Exceed Advisory LLC

EXCEED ADVISORY LLC PROXY VOTING AND CLASS ACTIONS

As a general matter, because we do not invest in equities, we would rarely, if ever, be in a position to vote proxies. To the extent we are eligible to vote proxies, we have adopted the following proxy voting policies.

Notice and Delivery

Exceed will instruct its custodian(s) to deliver any proxy materials to the firm for those portfolio assets not subject to the proxy voting policies of a sub-adviser.

Recordkeeping, Rule 206(4)-6 and Form N-PX

The CCO is responsible for retaining records of any proxy voting by Exceed as required by SEC Rule 206(4)-6. In addition, the CCO will retain the following records necessary for the Fund to file Form N-PX and will coordinate annual delivery of the records with the Fund’s administrator.

•	The issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief description of each matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether Exceed cast its vote on the matter;
•	How Exceed cast its vote (e.g., for or against the proposal, abstain, etc.);
•	Whether Exceed cast its vote for or against management.

Client Access to Proxy Voting Information

Clients can obtain information from Exceed about how any particular proxies have been voted by contacting the Chief Compliance Officer. All requests for information regarding a particular proxy must be in writing and will be retained by the CCO in the Compliance files.

Proxy Voting Guidelines and Process for Voting

Exceed maintains a policy of voting proxies in a way that, in Exceed’s opinion, best serves the interest of its clients (or in the best interests of the Fund’s shareholders, as applicable) in their capacity as shareholders (or others having voting rights in a particular instance) of a company. As an investment manager, Exceed is primarily concerned with meeting the objectives of its clients and, as is consistent with those objectives and related restrictions, maximizing the value of its clients’ investment portfolios. Exceed normally votes in support of company management, but votes against proposals that Exceed believes would have a material negative impact on the value of its clients’ holdings.

Any proxies received will be reviewed by the Investment Committee. The Investment Committee will vote after considering the existence of any material conflicts of interest, whether the firm has materially accurate information, and the guidelines below. The examples below are provided to give a general indication as to how Exceed would vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. For these reasons, actual proxy votes may differ from the guidelines presented here. In all cases, the Investment Committee’s eventual vote will be determined by the Investment Committee’s assessment of what best serves the interest of its clients (or the Fund’s shareholders) in a given situation.

Exceed will general vote to Approve the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Routine proposals that do not change the structure, bylaws or operations of the issuer to the detriment of the shareholders. Given the routine nature of these proposals, the Adviser will nearly always vote with management. Traditionally these proposals include:

•	Election of auditors recommended by board of directors (unless seeking to replace because there is a dispute over policies);
•	Amend bylaws/articles of incorporation to bring in line with changes in local laws and regulations;
•	Election of members of an issuer’s board of directors, except if there is a proxy fight; date and place of annual meeting; ratification of directors’ actions on routine matters since previous annual meeting;
•	Limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by- case basis after evaluating applicable laws and extent of protection required;
•	Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. However, Exceed will oppose the elimination of limited preemptive rights, i.e., on proposed issues representing more than an acceptable level of total dilution;
•	Employee stock purchase plan;
•	Establish 401(k) Plan.

Exceed will generally vote to Oppose the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Exceed will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. These sorts of proposals would include proposals relating to anti-takeover measures, such as:

•	Proposals to limit the ability of shareholders to call special meetings;
•	Proposals to require super majority votes;
•	Proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock;
•	Proposals permitting “green mail”;
•	Proposals providing for cumulative voting rights

The Investment Committee will review the following proposals on a case-by-case basis to determine what decision best meets Exceed’s obligation to vote in the best interests of its clients (or of the Fund’s shareholders):

•	Proposals to stagger board members’ terms;
•	Proposals relating to eliminating mandatory director retirement policies;
•	Proposals to pay directors solely in equity of the issuer; proposals related to board member compensation;
•	Proposals to rotate annual meeting location / date;
•	Proposals regarding option and stock grants to management and directors;
•	Proposals requesting approval for new and amended stock-based compensation plans;
•	Proposals regarding executive compensation plans;
•	Proposals for changes to specific accounting policies

Class Actions

Exceed has contracted with the Funds’ custodian to administer class actions on behalf any Fund advised by Exceed.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated March 15, 2017, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.